EXHIBIT 99.9

CERTIFICATE OF FORMATION
of
CORNERNORTH LLC
a Delaware limited liability company

This Certificate of Formation, dated October 29, 2002, has been duly executed and is filed pursuant to Section 18-201 of the Delaware Limited Liability Company Act (the “Act”) to form a limited liability company (the “Company”) under the Act.

1.             Name.  The name of the Company is CornerNorth LLC.

2.             Registered Office; Registered Agent.  The address of the registered office required to be maintained by Section 18-104 of the Act is:

Corporation Trust Center
1209 Orange Street
Wilmington, Delaware 19801

The name and the address of the registered agent for service of process required to be maintained by Section 18-104 of the Act are:

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, Delaware 19801

EXECUTED as of the date written first above.

/s/ JAIME N. BELL
Jaime N. Bell
Authorized Person